Exhibit 99.1

Origen Manufactured Housing Contract Trust 2004-B

Statement to Certificateholders

November 15, 2004

DISTRIBUTION IN DOLLARS
	ORIGINAL	BEGINNING						ENDING
	FACE	PRINCIPAL				REALIZED	DEFERRED	PRINCIPAL
CLASS	VALUE	BALANCE	PRINCIPAL	INTEREST	TOTAL	LOSSES	INTEREST	BALANCE
A1	49,000,000.00	47,033,044.34	2,410,043.31	112,487.36	2,522,530.67	0.00	0.00	44,623,001.03
A2	42,300,000.00	42,300,000.00	0.00	133,597.50	133,597.50	0.00	0.00	42,300,000.00
A3	16,100,000.00	16,100,000.00	0.00	63,729.17	63,729.17	0.00	0.00	16,100,000.00
A4	21,600,000.00	21,600,000.00	0.00	98,280.00	98,280.00	0.00	0.00	21,600,000.00
M1	19,000,000.00	19,000,000.00	0.00	90,725.00	90,725.00	0.00	0.00	19,000,000.00
M2	11,000,000.00	11,000,000.00	0.00	59,675.00	59,675.00	0.00	0.00	11,000,000.00
B1	10,000,000.00	10,000,000.00	0.00	62,500.00	62,500.00	0.00	0.00	10,000,000.00
B2	4,000,000.00	4,000,000.00	0.00	25,000.00	25,000.00	0.00	0.00	4,000,000.00
CERT	0.00	0.00	0.00	408,157.45	408,157.45	0.00	0.00	0.00

TOTALS	173,000,000.00	171,033,044.34	2,410,043.31	1,054,151.48	3,464,194.79	0.00	0.00	168,623,001.03

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE							PASS-THROUGH RATES
								CURRENT
		BEGINNING				ENDING		PASS-THRU
CLASS	CUSIP	PRINCIPAL	PRINCIPAL	INTEREST	TOTAL	PRINCIPAL	CLASS	RATE
A1	68619AAZ0	959.85804776	49.18455735	2.29566041	51.48021776	910.67349041	A1	2.870000%
A2	68619ABA4	1,000.00000000	0.00000000	3.15833333	3.15833333	1,000.00000000	A2	3.790000%
A3	68619ABB2	1,000.00000000	0.00000000	3.95833354	3.95833354	1,000.00000000	A3	4.750000%
A4	68619ABC0	1,000.00000000	0.00000000	4.55000000	4.55000000	1,000.00000000	A4	5.460000%
M1	68619ABD8	1,000.00000000	0.00000000	4.77500000	4.77500000	1,000.00000000	M1	5.730000%
M2	68619ABE6	1,000.00000000	0.00000000	5.42500000	5.42500000	1,000.00000000	M2	6.510000%
B1	68619ABF3	1,000.00000000	0.00000000	6.25000000	6.25000000	1,000.00000000	B1	7.500000%
B2		1,000.00000000	0.00000000	6.25000000	6.25000000	1,000.00000000	B2	7.500000%

TOTALS		988.63031410	13.93088618	6.09336116	20.02424734	974.69942792

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Rory Nowakowski
JPMorgan Chase Bank — ITS — Global Debt
JPM, 227 W. Monroe, 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5081 / Fax: (312) 267-5213
Email: rory.nowakowski@chase.com

Copyright © 2001 J.P. Morgan Chase & Co. All rights reserved.

Origen Manufactured Housing Contract Trust 2004-B

November 15, 2004

Section 7.05(a)(i)	Principal Payment Allocable to Holders	2,410,043.31

Section 7.05(a)(ii)	Interest Payment Allocable to Holders	645,994.03

Section 7.05(a)(iii)	Servicing Fee	206,990.44
	Indenture Trustee Fee	2,905.92
	Indenture Trustee Expenses	0.00
	Owner Trustee Fee	0.00
	Monthly Backup Servicing Fee	5,000.00

Section 7.05(a)(iv)	Beginning Balance of Contracts	198,710,820.45
	Ending Balance of Contracts	196,632,087.88

Section 7.05(a)(v)	Number of Contracts	4,404
	Weighted Average Remaining Term	221
	Weighted Average Contract Rate:	9.654%

Section 7.05(a)(vi)	Number and Aggregate Principal Amounts of Contracts in Delinquency

Group Totals
Period	Number	Principal Balance	Percentage
30-59 days	22	852,848.18	0.43%
60-89 days	5	180,828.65	0.09%
90+days	0	0.00	0.00%

Total	27	1,033,676.83	0.52%

                                        Number and Aggregate Principal Amounts of Contracts under Repossession Procedures

Group Totals
Number	Principal Balance	Percentage
0	0.00	0.00%

                                        Number and Aggregate Principal Amounts of Contracts in Bankruptcy

Group Totals
Number	Principal Balance	Percentage
6	228,422.31	0.12%

Section 7.05(a)(viii)	Principal Prepayments	1,400,304.69

	Liquidation Proceeds	0.00

Section 7.05(a)(viii)	Realized Losses

	Current Period	1,316.98
	Cumulative	9,942.97

Section 7.05(a)(ix)	Adjusted Note Balances
	Class M1	19,000,000.00
	Class M2	11,000,000.00
	Class B1	10,000,000.00
	Class B2	4,000,000.00

Copyright © 2001 J.P. Morgan Chase & Co. All rights reserved.

Origen Manufactured Housing Contract Trust 2004-B

November 15, 2004

Section 7.05(a)(x)	Interest Payment Amount
	Interest Distribution - A-1	112,487.36

	Interest Distribution - A-2	133,597.50

	Interest Distribution - A-3	63,729.17

	Interest Distribution - A-4	98,280.00
	Available Funds Cap Carry-Forward Amount - A-4	0.00
	Interest Reduction Amount - A-4	0.00

	Interest Distribution - M-1	90,725.00
	Available Funds Cap Carry-Forward Amount - M-1	0.00
	Liquidation Loss Interest Amount - M-1	0.00
	Interest Reduction Amount - M-1	0.00

	Interest Distribution - M-2	59,675.00
	Available Funds Cap Carry-Forward Amount - M-2	0.00
	Liquidation Loss Interest Amount - M-2	0.00
	Interest Reduction Amount - M-2	0.00

	Interest Distribution - B-1	62,500.00
	Available Funds Cap Carry-Forward Amount - B-1	0.00
	Liquidation Loss Interest Amount - B-1	0.00
	Interest Reduction Amount - B-1	0.00

	Interest Distribution - B-2	25,000.00
	Available Funds Cap Carry-Forward Amount - B-2	0.00
	Liquidation Loss Interest Amount - B-2	0.00
	Interest Reduction Amount - B-2	0.00

Section 7.05(a)(xi)	Overcollateralization Target Amount	28,009,086.85
Section 7.05(a)(xii)	Overcollateralization Amount	28,009,086.85

Section 7.05(a)(xiv)	Trust Certificate Distribution	408,157.45

Expense Paid to LLC and DRS		905.10
Servicing Fee Adjustment		14,116.51
Miscellaneous Servicing Expenses		0.00

Copyright © 2001 J.P. Morgan Chase & Co. All rights reserved.